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                              HSBC INVESTOR FUNDS


                       SUPPLEMENT DATED SEPTEMBER 28, 2005
                    TO THE HSBC INVESTOR MONEY MARKET FUND'S
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 28, 2005


Effective September 27, 2005 the non-fundamental investment policy of the HSBC Investor Money Market Fund (the "Fund") relating to investments in securities that are restricted as to resale (including 144A securities) appearing on page 24 of the Fund's SAI, is eliminated and the text of the policy is revised as follows:

The Fund will not, as a matter of non-fundamental operating policy, invest more than 10% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are issued by issuers which (including the period of operation of any predecessor company or unconditional guarantor of such issuer) have been in operation less than three years (including predecessors).